UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2026

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1221 Broadway, Suite 1300
Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If  an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Accounting Officer Resignation and Appointment
On January 28, 2026, Jonathan Pennington notified FB Financial Corporation (the “FB Financial”), and its wholly owned subsidiary, FirstBank, of his decision to resign as Chief Accounting Officer from FB Financial and FirstBank, effective on or about February 26, 2026, to accept a position at another institution. Mr. Pennington’s resignation was not the result of any disagreement with FB Financial on any matter relating to the Company’s operations, policies or practices, including the Company’s accounting principles and practices and internal controls. The company thanks Mr. Pennington for his contributions.
On February 2, 2026, the boards of directors (the “Boards”) of FB Financial and FirstBank announced that Lynn Joyce will replace Mr. Pennington as Chief Accounting Officer of both entities, effective on or about March 1, 2026. Ms. Joyce, age 62, most recently served as Chief Financial Officer of Southern States Bancshares, Inc. (“Southern States”), a role she held from 2013 until the company’s acquisition by FB Financial in July 2025. Following the merger, she transitioned into a senior finance position at FirstBank. Prior to joining Southern States, Ms. Joyce served for approximately 20 years as Chief Financial Officer at First Financial Bank, after beginning her career as a certified public accountant with Arthur Andersen. Ms. Joyce is a member of the Alabama Society of Certified Public Accountants.
Ms. Joyce’s total annual compensation, including short and long-term bonus opportunities, will be increased by approximately 29% in connection with her appointment as Chief Accounting Officer. There are no arrangements or understandings between Ms. Joyce and any other persons pursuant to which she was appointed as Chief Accounting Officer of FB Financial and FirstBank. There are no family relationships between Ms. Joyce and any of the directors or other executive officers of either FB Financial or FirstBank, and Ms. Joyce is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By: /s/ Michael M. Mettee
Michael M. Mettee
Chief Operating Officer & Chief Financial Officer
Date: February 3, 2026